Exhibit 99.1

SECOND AMENDMENT TO

FINANCING AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this “Agreement”) is made as of June 21, 2007 by and among TVI CORPORATION, a Maryland corporation (“TVI”), CAPA MANUFACTURING CORP., a Maryland corporation (“Capa”), SAFETY TECH INTERNATIONAL, INC., a Maryland corporation (“Safety Tech”), and SIGNATURE SPECIAL EVENT SERVICES, INC. (formerly named “TVI Holdings One, Inc.”) (“Signature TVI”) jointly and severally (each of TVI, Capa, Safety Tech, and Signature TVI, a “Borrower”; TVI, Capa, Safety Tech, and Signature TVI, collectively, the “Borrowers”); and BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the “Lender”).

RECITALS

A. The Borrowers and the Lender entered into a Financing and Security Agreement dated October 31, 2006 (as amended by First Amendment to Financing and Security Agreement dated May 25, 2007 and as amended, restated, modified, substituted, extended, and renewed from time to time, the “Financing Agreement”). The Financing Agreement provides for some of the agreements between the Borrowers and the Lender with respect to the “Loans” (as defined in the Financing Agreement), including (i) a revolving credit facility in the maximum principal amount of $25,000,000 and (ii) an acquisition line of credit in the maximum principal amount of $10,000,000 to be used by the Borrowers for the Permitted Uses described in the Financing Agreement.

B. The Borrowers have requested that the Lender extend the period for additional advances under clause (iv) of the definition of “Borrowing Base” from June 25, 2007 to August 23, 2007.

C. The Lender is willing to agree to the Borrowers’ request on the condition, among others, that this Agreement be executed.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers, jointly and severally, and the Lender agree as follows:

1. The Borrowers and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

2. Each Borrower represents and warrants to the Lender as follows:

(a) Each Borrower (a) is a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation stated in the Perfection Certificate and is organized in no other jurisdiction, (b) has the corporate power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

(b) Each Borrower has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement.

(c) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties, and general principles of equity regardless of whether applied in a proceeding in equity or at law.

(d) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lender.

(e) The execution, delivery and performance of the terms of this Agreement will not conflict with, violate or be prevented by (i) the Borrower’s charter or bylaws, (ii) any existing mortgage, indenture, contract or agreement binding on the Borrower or affecting its property, or (iii) any Laws.

3. On the date of this Agreement, the outstanding principal sum under the Acquisition Line Term Note is $3,541,669.00, and the amount outstanding under the Acquisition Line Revolving Note is $5,000,000. Effective as of the date of this Agreement, (a) the Reserve with respect to Acquisition Line Revolving Note is removed, (b) the Lender shall make an advance under the Revolving Loan in the amount of $5,000,000 to repay the Acquisition Line Revolving Note in full, and (c) the Lender’s Acquisition Line Commitment to make further advances thereunder is hereby terminated and no further advances under the Acquisition Line shall be requested or made.

4. Section 2.1.3(a) of the Financing Agreement is hereby amended in its entirety to read as follows:

(a) As used in this Agreement, the term “Borrowing Base” means at any time, an amount equal to the aggregate of (i) eighty-five percent (85%) of the amount of Eligible Receivables plus (ii) the lesser of (A) fifty-five percent (55%) of the amount of Eligible Inventory or (B) Six Million Dollars ($6,000,000), subject to the adjustments provided in this Section 2.1, plus (iii) (A) sixty-five percent (65%) of the amount of Eligible Fixed Assets through and including the first anniversary date, and (B) fifty-five percent (55%) of the amount of Eligible Fixed Assets, thereafter, plus (iv) only for period commencing on May 25, 2007 through and including August 23, 2007, $2,300,000.

5. At the time this Agreement is executed and delivered, (a) the Borrowers shall deliver to the Lender incumbency certificates with respect to the Borrowers’ Responsible Officers, and (b) the Borrowers shall pay to the Lender as part of the Obligations an amendment fee in the amount of $10,000, which fee is fully owned and nonrefundable.

6. The Borrowers hereby issue, ratify and confirm the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Borrowers agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

7. The Borrowers acknowledge and warrant that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrowers in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Borrowers hereby waiving and releasing any claims to the contrary.

8. The Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender’s counsel and all recording fees, taxes and charges.

9. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the Laws of Maryland.

10. This Agreement is one of the Financing Documents. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by fax or other electronic means acceptable to the Lender. Any party who chooses to deliver its signature by fax agrees or such other electronic means to provide a counterpart of this Agreement with its inked signature promptly to each other party.

Signatures begin on the following page. The rest of this page is intentionally left blank.

BORROWERS’ SIGNATURE PAGE TO

SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT

(Page 1 of 2 Signature Pages)

IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

ATTEST:	TVI CORPORATION

/s/ Sean R. Hunt	By:	/s/ Harley A. Hughes	(Seal)
Sean R. Hunt		Harley A. Hughes
Secretary		Interim President and Chief Executive Officer

ATTEST:	CAPA MANUFACTURING CORP.

/s/ Sean R. Hunt	By:	/s/ Harley A. Hughes	(Seal)
Sean R. Hunt		Harley A. Hughes,
Secretary		President

ATTEST:	SAFETY TECH INTERNATIONAL, INC.

/s/ Sean R. Hunt	By:	/s/ Harley A. Hughes	(Seal)
Sean R. Hunt		Harley A. Hughes,
Secretary		President

ATTEST:	SIGNATURE SPECIAL EVENT SERVICES, INC

/s/ Sean R. Hunt	By:	/s/ Harley A. Hughes	(Seal)
Sean R. Hunt		Harley A. Hughes,
Secretary		President

LENDER’S SIGNATURE PAGE TO

SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT

(Page 2 of 2 Signature Pages)

IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

WITNESS:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ Jun H. Nemitz	(Seal)
Jun H. Nemitz,
Senior Vice President

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